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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 8, 2002


                           SALIX PHARMACEUTICALS, LTD.

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             (Exact name of registrant as specified in its charter)


                                    Delaware

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                 (State or other jurisdiction of incorporation)


       000-23265                                               94-3267443
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(Commission file Number)                                (IRS Employer ID Number)


8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina   27615
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code                 919) 862-1000







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Item 5.  Other Events and Regulation FD Disclosure

         Salix Pharmaceuticals, Ltd. issued a press release on November 8, 2002, announcing that it will present at the Credit Suisse First Boston Health Care Conference on Wednesday, November 13 at 12:30 p.m. ET. A copy of this press release is attached as an exhibit.

Item 7.  Financial Statements and Exhibits

(c)   Exhibits

        99.1   Press Release dated November 8, 2002


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SALIX PHARMACEUTICALS, LTD.



Date: November 8, 2002            By:    /s/      Adam C. Derbyshire
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                                      Adam C. Derbyshire
                                      Vice President and Chief Financial Officer